Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

Dated June 17, 2005

among

QWEST COMMUNICATIONS INTERNATIONAL INC.

and

THE GUARANTORS NAMED HEREIN,
as Issuers,

and

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Bank Securities Inc.
Banc of America Securities LLC.
UBS Securities LLC

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (this "Agreement") is dated as of June 17, 2005, among QWEST COMMUNICATIONS INTERNATIONAL INC., a Delaware corporation (the "Company"), QWEST SERVICES CORPORATION, a Colorado corporation ("QSC"), and QWEST CAPITAL FUNDING INC., a Colorado corporation ("QCF", and, together with QSC, the "Guarantors"), on the one hand, and the initial purchasers named on the Signature Pages hereto (each, an "Initial Purchaser" and collectively, the "Initial Purchasers"), on the other hand, who have each agreed to purchase, severally and not jointly, pursuant to the Purchase Agreement (as defined below) $600 million aggregate principal amount of the Company's 7 1/2% Notes due 2014 (collectively with the guarantees endorsed thereon (the "Securities")). The Company and the Guarantors are hereinafter collectively referred to as the "Issuers".

        This Agreement is made pursuant to the Purchase Agreement, dated as of June 8, 2005 (the "Purchase Agreement"), by and among the Company, the Guarantors and the Initial Purchasers (i) for the benefit of the Company, the Guarantors and the Initial Purchasers and (ii) for the benefit of the holders form time to time of the Securities (including the Initial Purchasers). In order to induce the Initial Purchasers to purchase the Securities, the Company and the Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, as amended and supplemented, dated February 5, 2004, between the Company, the Guarantors and U.S. Bank National Association, as Trustee (the "Indenture").

        In consideration of the foregoing, the parties hereto agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Securities:

        1.    Definitions.

        As used in this Agreement, the following capitalized defined terms shall have the following meanings:

        "1933 Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

        "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

        "Additional Interest" shall have the meaning set forth in Section 2(d) hereof.

        "Affiliate" shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person; for purposes of this definition, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or otherwise.

        "Broker-Dealer Representative" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc.

        "Closing Date" shall have the meaning set forth in the Purchase Agreement.

        "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors and assigns.

        "Effectiveness Target Date" shall have the meaning set forth in Section 2(a) hereof.

        "Exchange Date" shall have the meaning set forth in Section 2(a)(ii) hereof.

        "Exchange Offer" shall mean the exchange offer by the Issuers of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

        "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

        "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        "Exchange Period" shall have the meaning set forth in Section 2(a) hereof.

        "Exchange Securities" shall mean securities, including guarantees attached thereto, issued by the Issuers under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not contain restrictions on transfer and Additional Interest) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

        "Guarantors" shall have the meaning set forth in the Preamble.

        "Holder" shall mean a holder of Registrable Securities, for so long as such holder owns any Registrable Securities, and each of such holder's successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture or who become beneficial owners of Registrable Securities, so long as in the case of beneficial owners, such owners have so notified the Issuers in writing; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holder" shall include Participating Broker-Dealers.

        "Indenture" shall mean the Indenture, as amended and supplemented, relating to the Securities dated as of February 5, 2004 among the Company, the Guarantors and the Trustee, pursuant to which the Securities are being issued, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

        "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Issuers or any of their Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

        "Participant" shall have the meaning set forth in Section 5(a) hereof.

        "Participating Broker-Dealer" shall have the meaning set forth in Section 4(a) hereof.

        "Person" shall be construed broadly and shall include, without limitation, an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

        "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

        "Registrable Securities" shall mean the Securities; provided, however, that the Securities shall cease to be Registrable Securities (i) when, in the case of a Holder of such Securities who was entitled to participate in the Exchange Offer, an Exchange Offer Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and either (a) such Securities shall have been exchanged pursuant to the Exchange Offer for Exchange Securities or (b) such Securities were not tendered by the Holder thereof in the Exchange Offer, (ii) when a Shelf Registration

Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Shelf Registration Statement, (iii) when such Securities have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or are eligible to be sold without restriction thereunder or (iv) when such Securities shall have ceased to be outstanding.

        "Registration Default" shall have the meaning set forth in Section 2(g) hereof.

        "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Issuers with this Agreement, including, without limitation: (i) all SEC, New York Stock Exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for all underwriters or Holders as a group in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities) within the United States (x) where the Holders are located, in the case of the Exchange Securities, or (y) as provided in Section 3(d) hereof, in the case of Registrable Securities to be sold by a Holder pursuant to a Shelf Registration Statement, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuers and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders) and (viii) the fees and disbursements of the independent public accountants of the Issuers, including the expenses of any special audits, agreed-upon procedures or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and out-of-pocket expenses incurred by the Holders and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

        "Registration Statement" shall mean any registration statement of any Issuer that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        "SEC" shall mean the Securities and Exchange Commission.

        "Securities" shall have the meaning set forth in the preamble.

        "Shelf Registration" shall mean a registration effected pursuant to Section 2(b) hereof.

        "Shelf Registration Statement" shall mean a "shelf" registration statement of the Issuers pursuant to the provisions of Section 2(b) of this Agreement which covers at effectiveness all of the Registrable Securities (other than Registrable Securities the Holders of which have not complied with its obligations under Section 2(f) of this Agreement or have elected not to have their Registrable Securities included in the Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        "TIA" shall have the meaning set forth in Section 3(l) hereof.

        "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

        "Underwriters" shall have the meaning set forth in Section 3 hereof.

        "Underwritten Offering" shall mean a registration in which Registrable Securities are sold to an Underwriter for reoffering to the public.

        2.    Registration Under the 1933 Act.

        (a)   To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Issuers shall file an Exchange Offer Registration Statement covering the offer by the Issuers to the Holders to exchange all of the Registrable Securities for Exchange Securities in a like aggregate principal amount and to use their commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective by 315 days after the date of this Agreement (the "Effectiveness Target Date") and to have such Registration Statement remain effective until the closing of the Exchange Offer. The Issuers shall commence the Exchange Offer as promptly as practicable after the Exchange Offer Registration Statement has been declared effective by the SEC and use their commercially reasonable efforts to have the Exchange Offer consummated not later than 45 days after the earlier of the date on which the Exchange Offer Registration Statement is declared effective and the Effectiveness Target Date (such 45-day period being the "Exchange Period").

        The Issuers shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

            (i)  that the Exchange Offer is being made pursuant to this Registration Rights Agreement and that all Registrable Securities validly tendered will be accepted for exchange;

           (ii)  the date of acceptance for exchange (which shall be a period of at least 20 business days (or longer if required by applicable law) from the date such notice is mailed (the "Exchange Date");

          (iii)  that any Registrable Security not tendered by a Holder who was eligible to participate in the Exchange Offer will remain outstanding and continue to accrue interest, but will not retain any rights under this Registration Rights Agreement;

          (iv)  that Holders electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the Exchange Date; and

           (v)  that Holders will be entitled to withdraw their election, not later than the close of business, New York City time, on the Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing his election to have such Securities exchanged.

        As soon as practicable after the Exchange Date, the Issuers shall:

          (vi)  accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

         (vii)  deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Issuers and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Security equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder; provided that, in the case of any Registrable Securities held in global form by a depositary, authentication and delivery to such depositary of one or more Exchange Securities in global form in an equivalent principal amount thereto for the account of such Holders in accordance with the Indenture shall satisfy such authentication and delivery requirement.

        Each Holder (including, without limitation, each Participating Broker-Dealer (as defined)) who participates in the Exchange Offer will be required to represent to the Issuers, in writing (which may be contained in the applicable letter of transmittal) that: (1) any Exchange Securities acquired in exchange for Registrable Securities tendered are being acquired in the ordinary course of business of the Person receiving such Exchange Securities, whether or not such recipient is a Holder of Registrable Securities, (2) neither such Holder nor, to the actual knowledge of such Holder, any other Person receiving Exchange Securities from such Holder has an arrangement or understanding with any Person to participate in the distribution of the Exchange Securities in violation of the provisions of the 1933 Act, (3) the Holder is not an Affiliate of any Issuer or, if it is an Affiliate, it will comply with the registration and prospectus delivery requirements of the 1933 Act to the extent applicable, (4) if such Holder is not a Participating Broker-Dealer, that it has not engaged in, and does not intend to engage in, the distribution of Exchange Securities, (5) if such Holder is a Participating Broker-Dealer, such Holder acquired the Registrable Securities as a result of market-making activities or other trading activities, it will deliver a prospectus in connection with any resale of the Exchange Securities and that it will comply with the applicable provisions of the 1933 Act with respect to resale of any Exchange Securities and (6) such Holder has full power and authority to transfer the Registrable Securities in exchange for the Exchange Securities.

        The Issuers shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than (1) that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC, (2) that no action or proceeding shall have been instituted or threatened in any court or by any governmental agency with respect to the Exchange Offer and no material adverse development shall have occurred with respect to any Issuer, (3) that all governmental approvals shall have been obtained that the Issuers deem necessary for the consummation of the Exchange Offer, (4) that the conditions precedent to the Issuers' obligations under this Agreement shall have been fulfilled and (5) such other conditions as shall be deemed necessary or appropriate by the Issuers in their reasonable judgment.

        (b)   In the event that (i) the Issuers determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer Registration Statement is not declared effective by the Effectiveness Target Date, (iii) any Holder of Securities notifies the Issuers after the commencement of the Exchange Offer that due to a change in applicable law or SEC policy it is not entitled to participate in the Exchange Offer, or (iv) if any Holder that participates in the Exchange Offer (and tenders its Registrable Securities prior to the expiration thereof), does not receive Exchange Securities on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an Affiliate of any of the Issuers or as a Participating Broker-Dealer), the Issuers shall cause to be filed as soon as practicable a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities and shall use their commercially reasonable efforts to have such Shelf Registration Statement declared effective by the SEC. In the event the Issuers are required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, the Issuers shall file and use their commercially reasonable efforts to have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by such other Holders after completion of the Exchange Offer. The Issuers agree, except as set forth herein, to use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the date that is two years after the Closing Date (or such shorter periods as may hereafter be referred to in Rule 144(k) under the Securities Act (or similar successor rule)) with respect to the Registrable Securities or such shorter period that will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Issuers further agree to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use their commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Issuers agree to furnish to the Holders of Registrable Securities, upon request, copies of any such supplement or amendment promptly after its being used or filed with the SEC. Notwithstanding the foregoing, the Issuers shall not be required to file more than one post-effective amendment to the Shelf Registration Statement in any fiscal quarter, such timing to be determined in the reasonable discretion of the Issuer, to add one or more Holders to the "Selling Securityholders" table of the Shelf Registration Statement or to update any information in such table. Notwithstanding anything to the contrary contained herein, if any exchange offer is consummated after the Exchange Date, any obligations of the Issuer arising as a result of clauses (ii) and (iii) above shall terminate and such exchange offer shall be deemed an Exchange Offer pursuant to Section 2(a) hereof.

        (c)   The Issuers shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or Section 2(b). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the registration of such Holder's Registrable Securities pursuant to the Exchange Offer Registration Statement or the Shelf Registration Statement.

        (d)   An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to be effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. As provided for in the Indenture, the annual interest rate on the Securities will be increased (the "Additional Interest") under the following condition:

            subject to Sections 2(f) and 2(g) if (A) the Issuers have not exchanged Exchange Securities for all Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to the end of the Exchange Period (and the Shelf Registration Statement has not been declared effective), (B) the Exchange Offer Registration Statement or, if applicable, the Shelf Registration Statement has not been declared effective by the SEC on or prior to the Effectiveness Target Date or (C) if applicable, the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective or usable (1) as a result of an order suspending the effectiveness of the Shelf Registration Statement or otherwise (2) if related to the events or circumstances set forth in Section 2(g) below, for more than 60 days (whether or not consecutive) in any twelve month period (each such event referred to in clauses (A) through (C), a "Registration Default"), then Additional Interest shall accrue on the principal amount of the Registrable Securities at a rate of 0.25% per annum commencing (x) at the end of the Exchange Period, in the case of (A) above, (y) on the Effectiveness Target Date in the case of (B) above, or (z) on the day such Shelf Registration Statement ceases to be effective in the case of (C)(1) above or the 61st day the Prospectus ceases to be usable for resales in the case of (C)(2) above, and such Additional Interest rate shall continue to, but excluding, the earlier of (1) the date on which all Registration Defaults have been cured or (2) the date that is two years after the Closing Date (or such shorter period as may hereafter be referenced to in Rule 144(k) under the Securities Act (or similar successor rule)) (it being understood and agreed that, notwithstanding any provision to the contrary, so long as any Securities not registered under an Exchange Offer Registration Statement by the Effectiveness Target Date or validly tendered on or prior to the end of the Exchange Period, (y) have been provided the opportunity to be tendered in an Exchange Offer that closes after the Exchange Period or (z) are then covered by an effective Shelf Registration Statement, no Additional Interest shall accrue on such Securities);

provided, however, that upon the exchange of Exchange Securities for all Securities tendered (in the case of clause (A) above), upon the earlier of (1) effectiveness of the Shelf Registration Statement (in the case of clause (B) above) and (2) the exchange of Exchange Securities for all securities tendered in an Exchange Offer (in the case of Clause (B) above) or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (C) above), Additional Interest on the Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue; provided, further, however, that in the case of clauses (B) and (C) above, it is expressly understood that Additional Interest should be payable only with respect to the Registrable Securities so requested to be registered pursuant to Section 2(b)(iii) hereof; and provided, further, however, that if a Registration Default under clause (C) above occurs because of the filing of a post-effective amendment to such Registration Statement to incorporate annual audited financial information with respect to the Issuers or to add Holders to the "Selling Securityholders" table (or to update any information in such table) where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus, it is expressly understood that Additional Interest shall be payable only from and after the date such Registration Default continues for at least 30 days.

Notwithstanding the foregoing, (1) the amount of Additional Interest payable shall not increase because more than one Registration Default has occurred and is pending and (2) a Holder of Registrable Securities or Exchange Securities who is not entitled to the benefits of the Shelf Registration Statement (i.e., such Holder has not elected to include information) shall not be entitled to Additional Interest with respect to a Registration Default that pertains to the Shelf Registration Statement.

        (e)   Without limiting the remedies available to the Holders, the Issuers acknowledge that any failure by the Issuers to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Issuers' obligations under Section 2(a) and Section 2(b) hereof.

        (f)    No Holder of Registrable Securities may include any of its Registrable Securities in any Shelf Registration unless and until such Holder furnishes to the Issuers, in writing within 15 days after receipt of a request therefor, the information with respect to such Holder specified in Regulation S-K under the 1933 Act and any other applicable rules, regulations or policies of the SEC for use in connection with any Shelf Registration or Prospectus included therein, on a form to be provided by the Issuers. Each selling Holder agrees to furnish promptly to the Issuers additional information to be disclosed so that the information previously furnished to the Issuers by such Holder does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. No Holder of Registrable Securities shall be entitled to Additional Interest pursuant to Section 2(d) hereof unless and until such Holder shall have provided all such information.

          (g)   The Issuers may delay the filing or the effectiveness of an Exchange Offer Registration Statement or a Shelf Registration Statement (including any post-effective amendment thereto) for a period of up to 30 days during any 90 day period if (i) there occur material events or developments with respect to the Issuers that would need to be described in such Registration Statement or the related Prospectus, and the effectiveness of such Registration Statement is reasonably required to be suspended while such Registration Statement and related Prospectus are amended or supplemented to reflect such events or developments, (ii) there occur material events or developments with respect to the Issuers or any of their Affiliates, the disclosure of which the Issuers determine in good faith would have a material adverse effect on the business, operations or prospects of the Issuers, or (iii) the Issuers do not wish to disclose publicly a pending material business transaction that has not yet been publicly disclosed; provided, however, that any delay period with respect to Registration Defaults arising under this Section 2(g) will not alter the obligations of the Issuers to pay Additional Interest with respect to a Registration Default subject to the limitations and exceptions set forth in Section 2(d) above.

          (h)   Additional Interest due on the Securities pursuant to Section 2(d) hereof will be payable in cash semiannually in arrears on the same interest payment dates as the Securities, commencing with the first interest payment date occurring after any such Additional Interest commences to accrue.

        3.    Registration Procedures.

        In connection with the obligations of the Issuers with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Issuers shall:

          (a)   prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Issuers and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

          (b)   prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and, except for such periods as to which such action is not required pursuant to Section 2(g) hereof, cause each Prospectus to be supplemented by any prospectus supplement required by applicable law and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

          (c)   in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and, except for the periods set forth in Section 2(g) herein, the Issuers consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

          (d)   use their commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the New York Stock Exchange and the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that no Issuer shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

          (e)   in the case of a Shelf Registration, notify each Holder of Registrable Securities and counsel for the Holders promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Issuers contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Issuers receive any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Issuers that a post-effective amendment to a Registration Statement (other than an amendment that does nothing more substantive than add one or more Holders to the "Selling Securityholders" table of such Registration Statement or to update any information set forth in such table) would be appropriate except, in the case of clauses (iv), (v) and (vi), with respect to any event, development or transaction permitted to be kept confidential under Section 2(g) hereof, the Issuers shall not be required to describe such event, development or transaction in the written notice provided;

          (f)    make commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as promptly as practicable and provide reasonably prompt notice to each Holder of the withdrawal of any such order;

          (g)   in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (h)   in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least one business day prior to the closing of any sale of Registrable Securities;

          (i)    in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, as promptly as practicable prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Issuers agree to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission and expressly agree to maintain the information contained in such notice confidential (except that such information may be disclosed to its counsel) until it has been publicly disclosed by the Issuers; notwithstanding the foregoing, the Issuers shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated or deemed to be incorporated therein by reference if (i) an event occurs and is continuing as a result of which the Shelf Registration, any related Prospectus or any document incorporated or deemed to be incorporated therein by reference, would, in the Issuers' good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading (with respect to such a Prospectus only, in the light of the circumstances under which they were made), and (ii) (a) the Issuers determine in their good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuers, or (b) the disclosure otherwise relates to a pending material business transaction that has not yet been publicly disclosed;

          (j)    in the case of a Shelf Registration Statement, a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to, the Holders and their counsel and make such of the representatives of the Issuers as shall be reasonably requested by the Holders or their counsel available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus, of which the Holders and their counsel shall not have previously been advised and furnished a copy or to which the Holders or their counsel shall reasonably object on a timely basis, except for any Registration Statement or amendment thereto or related Prospectus or supplement thereto (a copy of which has been previously furnished as provided in the preceding sentence) which counsel to the Issuers has advised the Issuers in writing is required to be filed in order to comply with applicable law; provided, however, that the foregoing procedures shall be coordinated on behalf of the Holders by a representative designated by the majority in aggregate principal amount of the Holders selling Registrable Securities;

          (k)   obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

          (l)    cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          (m)  in the case of an Underwritten Offering pursuant to a Shelf Registration, make available for inspection upon written request by a representative of the Holders of the Registrable Securities, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all pertinent financial and other records, pertinent documents and properties of the Issuers as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the respective officers, directors and employees of the Issuers to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with their due diligence responsibilities under a Shelf Registration Statement; provided that records and information that the Issuers determine in good faith to be confidential and so notifies such representative, Underwriter, attorney or accountant are confidential shall not be disclosed to any such representative, Underwriter, attorney or accountant unless (i) the disclosure of such information is necessary to avoid or correct a material misstatement or material omission in an effective Registration Statement or Prospectus, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information has been made generally available to the public other than by any of such persons or an Affiliate of any such persons, provided that if any such information has been disclosed to any such representative, Underwriter, attorney or accountant, prior notice shall be provided as soon as practicable to the Issuers of the potential disclosure of any information by such person under the circumstances described in clause (i) or (ii) of this sentence in order to permit the Issuers to obtain a protective order; provided further, that if such records and information are determined to be confidential, the Issuers shall (a) provide summaries of such information to counsel for such Underwriter or (b) provide other means as reasonably requested by the Underwriter to enable such Underwriter to satisfy its due diligence requirements without compromising the confidentiality of such information;

          (n)   if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, (i) subject to Section 2(b) of this Agreement, promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) subject to Section 2(b) of this Agreement, make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Issuers have received notification of the matters to be incorporated in such filing; and

          (o)   in the case of an Underwritten Offering pursuant to a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, (i) to the extent possible, make such representations and warranties to any Underwriters of such Registrable Securities with respect to the business of either of the Issuers and their subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same in writing if and when requested, (ii) obtain opinions of counsel to the Issuers (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to such Underwriters and their respective counsel) addressed to each Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Issuers (and, if necessary, any other certified public accountant of any subsidiary of the Issuers, or of any business acquired by any of the Issuers for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, include in such underwriting agreement indemnification provisions and procedures no less favorable to the selling Holders and underwriters, if any, than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the underwriters (if any), and (v) deliver such documents and certificates as may be reasonably requested by the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuers made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

        In the case of a Shelf Registration Statement, the Issuers may require each Holder of Registrable Securities to furnish to the Issuers such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Issuers may from time to time reasonably request in writing. The Issuers may exclude from such registration the Registrable Securities of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such seller not materially misleading.

        In the case of a Shelf Registration Statement or if Participating Broker-Dealers who have notified the Issuers that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in this Section 3(o) are seeking to sell Exchange Securities and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Issuers of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Issuers, such Holder will deliver to the Issuers (at their expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Issuers shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Issuers shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

        The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Securities included in such offering.

        4.    Participation of Broker-Dealers in Exchange Offer.

        (a)   The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer"), may be deemed to be an "underwriter" within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

        The Issuers understand that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

        (b)   In light of the above, notwithstanding the other provisions of this Agreement, the Issuers agree that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by one or more Participating Broker-Dealers as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

            (i)  the Issuers shall not be required to keep the Exchange Offer Registration Statement effective, as would otherwise be contemplated by Section 2(b) for a period exceeding 90 days after the date on which such Exchange Offer Registration Statement is declared effective (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement as applied to such Exchange Offer Registration Statement);

           (ii)  the Issuers shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 90 days after the date on which such Exchange Offer Registration Statement is declared effective (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement as applied to such Exchange Offer Registration Statement) and Participating Broker-Dealers shall not be authorized by the Issuers to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

          (iii)  the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request in writing to the Issuers by one or more broker-dealers who certify to the Issuers in writing that they anticipate that they will be Participating Broker-Dealers; and provided, further, that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Issuers shall be obligated (x) to deal only with the Broker-Dealer Representatives and (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers.

        5.    Indemnification and Contribution.

        (a)   Each of the Issuers, jointly and severally, hereby agree to indemnify and hold harmless each Holder of Registrable Securities and each Participating Broker-Dealer selling Exchange Securities during the applicable period, and each Person, if any, who controls such Person or its affiliates within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (each, a "Participant") from and against any and all losses, claims, damages, liabilities or expenses (whether direct or indirect, in contract, tort or otherwise) whatsoever, as incurred (including the cost of any investigation or preparation) arising out of or based upon:

            (i)  any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if any of the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus; or

           (ii)  the omission or alleged omission to state, in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if any of the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus or any other document or any amendment or supplement thereto, a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

provided, however, the Issuers will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if any of the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus or any amendment or supplement thereto of a material fact necessary in order to make the statements made therein, in the light of the circumstances under with they were made, not misleading, if in any case such statement or omission relates to such Participant and was made in reliance upon and in conformity with information furnished in writing to the Issuers by such Participant expressly for use therein. The indemnity provided for in this Section 5 will be in addition to any liability that the Issuers may otherwise have to the indemnified parties. No Issuer shall be liable under this Section 5 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld. No Participant shall, without the prior written consent of an Issuer, effect any settlement or compromise of any pending or threatened proceeding in respect of which such Issuer is or could have been a party, or indemnity could have been sought hereunder by such Issuer, unless such settlement (A) includes an unconditional release of such Issuer, from all liability in any way related to or arising out of such litigation or proceeding and (B) does not impose any actual or potential liability or any other obligation upon any Issuer and does not contain any factual or legal admission of fault, culpability or a failure to act by or with respect to any Issuer.

        Each Participant, severally and not jointly, agrees to hold the Issuers harmless and to indemnify the Issuers (including any of their respective affiliated companies and any director, officer, agent or employee of the Issuers or any such affiliated company) and any director, officer, or other person controlling (within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act) the Issuers (including any of the Issuers' affiliated companies) from and against any and all losses, claims, damages, liabilities or expenses (whether direct or indirect, in contract, tort or otherwise) whatsoever, as incurred (including the cost of any investigation and preparation) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus, or (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission relates to such Participant and was made in reliance upon and in conformity with information furnished in writing by such Participant, expressly for use therein. The indemnity provided for in this Section 5 will be in addition to any liability that the Participants may otherwise have to the indemnified parties. The Participants shall not be liable under this Section 5 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld. The Issuers shall not, without the prior written consent of such Participant, effect any settlement or compromise of any pending or threatened proceeding in respect of which such Participant is or could have been a party, or indemnity could have been sought hereunder by such Participant, unless such settlement (A) includes an unconditional release of such Participant, from all liability in any way related to or arising out of such litigation or proceeding and (B) does not impose any actual or potential liability or any other obligation upon any such Participant and does not contain any factual or legal admission of fault, culpability or a failure to act by or with respect to any such Participant.

        If a claim is made against any indemnified party as to which such indemnified party may seek indemnity under this Section 5, such indemnified person shall notify the indemnifying party promptly after any written assertion of such claim threatening to institute an action or proceeding with respect thereto and shall notify the indemnifying party promptly of any action commenced against such indemnified party within a reasonable time after such indemnified party shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Failure to so notify the indemnifying party shall not, however, relieve the indemnifying party from any liability which it may have on account of the indemnity under this Section 5, except to the extent such failure results in the forfeiture by the indemnifying party of material rights and defenses. The indemnifying party shall have the right to assume the defense of any such litigation or proceeding, including the engagement of counsel reasonably satisfactory to the indemnified party. In any such litigation or proceeding the defense of which the indemnifying party shall have so assumed, any indemnified party shall have the right to participate in such litigation or proceeding and to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed promptly to assume the defense thereof and employ counsel as provided above, or (ii) counsel to the indemnified party reasonably determines that representation of such indemnified party by the indemnifying party's counsel would present the indemnifying party's counsel with a conflict of interest. It is understood that the indemnifying party shall not, in connection with any litigation or proceeding or related litigation or proceeding in the same jurisdiction, be liable under this Agreement for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such separate firm shall be designated by the indemnified party.

        To the extent the indemnity provided for in the foregoing paragraphs of this Section 5 is for any reason held unenforceable although otherwise applicable in accordance with its terms with respect to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party agrees to contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and by such indemnified party, on the other, from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing clause (i), but also the relative fault of the indemnifying party, on the one hand, and of such indemnified party, on the other, in connection with the statements, actions or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and by such Participant, on the other, shall be deemed in the same proportion as the total proceeds from the offering (before deducting expenses) of the Securities received by the Issuers bear to the total net profit received by such Participant in connection with the sale of the Securities. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission or any other alleged conduct relates to information provided by the Issuers or other conduct by the Issuers (or their employees or other agents), on the one hand, or by such Participants, on the other hand.

        The parties agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of the previous paragraph. Notwithstanding any other provision of the previous paragraph, no Participant shall be obligated to make contributions hereunder that in the aggregate exceed the total net profit received by such Participant in connection with the sale of the Securities, less the aggregate amount of any damages that such Participant has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls a Participant within the meaning of Section 15 of 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Participants, and each director of any Issuer, each officer of any Issuer and each person, if any, who controls any Issuer within the meaning of Section 15 of 1933 Act or Section 20 of the 1934 Act, shall have the same rights to contribution as the Issuers.

        6.    Miscellaneous.

        (a)    No Inconsistent Agreements.    The Issuers have not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers' other issued and outstanding securities under any such agreements.

        (b)    Amendments and Waivers.    The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuers have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Notwithstanding the foregoing, (i) a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of Registrable Securities being sold pursuant to such Registration Statement, (ii) this Agreement may be amended, without the consent of any Holder of Registrable Securities, by written agreement signed by the Issuers and the Initial Purchasers, to cure any ambiguity, correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with other provisions of this Agreement, (iii) this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Issuers and the Initial Purchasers to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law (including any interpretation of the Staff of the SEC) or any change therein and (iv) to the extent any provision of this Agreement relates to an Initial Purchaser, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be given, by written agreement signed by such Initial Purchaser and the Issuers.

        (c)    Notices.    All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuers by means of a notice given in accordance with the provisions of this Section 6(c); (ii) if to the Issuers, initially at the Issuers' address set forth in the Indenture and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) if to the Trustee, initially at the Trustee's address set forth in the Indenture and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

        All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

        Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

        (d)    Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Trustee (in its capacity as Trustee under the Indenture or acting on behalf of the Holders pursuant to this Agreement) shall have no liability or obligation to either (i) the Issuers with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement or (ii) any Holder with respect to any failure by the Issuers to comply with, or any breach by the Issuers of, any of the obligations of the Issuers under this Agreement.

        (e)    Entire Agreement.    This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

        (f)    Third Party Beneficiary.    The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuers, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

        (g)    Counterparts.    This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (h)    Headings.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (i)    Governing Law.    The internal laws of the State of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereto without giving effect to conflicts of laws, rules or principles.

        (j)    Severability.    In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

QWEST COMMUNICATIONS INTERNATIONAL INC.
By:
Name: Title:
QWEST SERVICES CORPORATION
By:
Name: Title:
QWEST CAPITAL FUNDING, INC.
By:
Name: Title:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED DEUTSCHE BANK SECURITIES INC. BANC OF AMERICA SECURITIES LLC UBS SECURITIES LLC
By:	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
By:
Name: Title:
By:	DEUTSCHE BANK SECURITIES INC.
By:
Name: Title:
By:
Name: Title: